UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2016

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number

001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Registrant's Telephone Number including area code)

Not Applicable
Former Name or Former Address, If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers, Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2016, Melanie Littlejohn was elected to the Board of Directors of Pathfinder Bank, according to Chris Burritt, Chairman of the Board.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.                             Description
99.1                             Press Release dated January 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                             PATHFINDER BANCORP, INC.

Date: January 29, 2016	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer